Summary Prospectus October 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS FLOATING RATE PLUS FUND






CLASS/Ticker    A   DFRAX    C   DFRCX    INST   DFRTX    S   DFRPX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, C), (800) 730-1313 (INST) and
(800) 728-3337 (S) or asking your financial advisor. The prospectus and SAI, both dated October 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to provide high current income.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 12) and Purchase and Redemption of Shares in the fund's SAI (p. II-17).


SHAREHOLDER FEES (paid directly from your investment)


                                                      A          C    INST      S
                                           ------------  ---------  ------  -----
Maximum sales charge (load) on purchases,
as % of offering price                           2.75      None     None    None
------------------------------------------       ----      --       ------  -----
Maximum contingent deferred sales charge
(load), as % of redemption proceeds          None(1)     1.00       None    None
------------------------------------------   --------    ----       ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                    A          C        INST           S
                                            ---------  ---------  ----------  ----------
Management fee                                  0.65       0.65       0.65        0.65
-------------------------------------------     ----       ----       ----        ----
Distribution/service
(12b-1) fees                                    0.20       1.00      None        None
-------------------------------------------     ----       ----      -----       -----
Other expenses (includes an administrative
fee)                                            0.43       0.45       0.38        0.57
-------------------------------------------     ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES            1.28       2.10       1.03        1.22
-------------------------------------------     ----       ----      -----       -----
Less expense waiver/reimbursement               0.08       0.15       0.08        0.27
-------------------------------------------     ----       ----      -----       -----
NET ANNUAL FUND OPERATING EXPENSES              1.20       1.95       0.95        0.95
-------------------------------------------     ----       ----      -----       -----

(1) Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.50% if redeemed within 12 months of purchase.

The Advisor has contractually agreed through September 30, 2011 to maintain the fund's total annual operating expenses, excluding extraordinary expenses, taxes, brokerage and interest expense at 1.20%, 1.95%, 0.95% and 0.95% for Class A, C, Institutional and S, respectively. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS            A          C       INST          S
-------  ---------  ---------  ---------  ---------
1        $  394     $  298     $   97     $   97
--       ------     ------     ------     ------
3        $  662     $  643     $  320     $  360
--       ------     ------     ------     ------
5        $  950     $1,115     $  561     $  644
--       ------     ------     ------     ------
10       $1,771     $2,419     $1,252     $1,453
--       ------     ------     ------     ------

You would pay the following expenses if you did not redeem your shares:



YEARS            A          C       INST          S
-------  ---------  ---------  ---------  ---------
1        $  394     $  198     $   97     $   97
--       ------     ------     ------     ------
3        $  662     $  643     $  320     $  360
--       ------     ------     ------     ------
5        $  950     $1,115     $  561     $  644
--       ------     ------     ------     ------
10       $1,771     $2,419     $1,252     $1,453
--       ------     ------     ------     ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2010: 68%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal market conditions, the fund invests at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. The fund may also borrow money in an amount up to 33 1-3% of the fund's total assets for a range of purposes, including to create investment leverage.


Senior Loans typically are of below-investment-grade quality and, compared to investment grade loans, may pay higher yields, and have higher volatility and higher risk of default on payments of interest or principal. The fund invests in Senior Loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national exchange.


The fund may invest assets in Senior Loans that are not secured by collateral. Such unsecured Senior Loans involve a greater risk of loss.


In addition to investments in US-dollar denominated loans of US companies, investments may include US-dollar denominated loans of non-US companies and non-US dollar denominated loans of both US and non-US companies. The fund may acquire Senior Loans of borrowers engaged in any industry, but will invest no more than 25% of its total assets in Senior Loans of borrowers and securities of issuers in any one industry. The fund does not have a targeted maturity range for its portfolio.


Under normal market conditions, up to 20% of the fund's total assets may be held in cash and other investments, including, but not limited to, fixed-rate debt obligations, short- to medium-term notes, high-yield securities, equity securities, hybrid and synthetic loans, collateralized loan obligations, and asset backed securities.


MANAGEMENT PROCESS. Portfolio management focuses on cash flow and total return analysis, and diversification among sectors, industries and individual issuers. Portfolio management uses an active process which emphasizes relative value and manages the fund on a total return basis, using intensive research to seek to identify stable to improving credit situations that may provide yield compensation for the risk of owning below-investment-grade floating-rate (and other) investments.


The investment process primarily involves a bottom-up approach using relative value and fundamental analysis to seek to select the best investments within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy.


IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of mispricings within global bond and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts on global bonds and currencies, and over-the-counter forward currency contracts.

--------------------------------------------------------------------------------

OTHER DERIVATIVES. The fund may use various types of derivatives outside of the iGAP strategy, such as futures contracts, forward contracts, options on futures contracts, interest rate swaps and credit default swaps. It may use these to increase its exposure to certain groups of securities, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk, and to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


CREDIT RISK. A fund purchasing Senior Loans faces the risk that the creditworthiness of the borrower may decline, causing the fund's interest in a loan to decline. In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. Senior loans and other floating rate debt securities that are below investment grade are considered speculative because of the credit risk of the borrowers. Such borrowers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances. The value of loans made to such borrowers are likely to be more sensitive to adverse news about the borrower, markets or economy. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed securities.


MARKET RISK. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. In addition, an increase in demand for floating rate loans may adversely affect the rate of interest payable on loans acquired by the fund, thus reducing fund returns. During periods of limited supply of Senior Loans, the fund's yield may be lower. Because the fund invests heavily in one category of loans, market risk is more pronounced for the fund than for funds that invest in a more diverse set of securities.



                                       2
                                                     DWS Floating Rate Plus Fund


                                              SUMMARY PROSPECTUS October 1, 2010

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the effective maturity of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Senior Loans typically have adjustable interest rates. As a result, it is expected that the value of Senior Loans held by the fund will fluctuate less in response to interest rate changes than will fixed-rate debt securities. This could result in less volatility than would be expected for a fund that invests primarily in fixed-rate debt securities.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for Senior Loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the Senior Loan market may restrict the fund's ability to acquire some Senior Loans, or affect the timing or price of such acquisition.


BORROWING RISK. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



                                       3
                                                     DWS Floating Rate Plus Fund


                                              SUMMARY PROSPECTUS October 1, 2010

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]







  -28.06      46.46
   2008       2009




Best Quarter: 19.06%, Q2 2009      Worst Quarter: -22.22%, Q4 2008
Year-to-Date as of 6/30/10: 3.18%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class A and would be different for other classes) reflect the highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                 CLASS           1       SINCE
                             INCEPTION        YEAR   INCEPTION
                           -----------  ----------  ----------
CLASS A before tax           6/29/07        39.87       -0.41
-------------------------    -------        -----      ------
  After tax on
  distributions()                           36.89       -2.41
  After tax on distribu-
  tions, with sale                          25.67       -1.54
-------------------------  -------          -----      ------
CLASS C before tax           6/29/07        46.14       0.84
-------------------------    -------        -----      ------
INST CLASS before tax        6/29/07        46.72       1.61
-------------------------    -------        -----      ------
CLASS S before tax           6/29/07        46.93       1.61
-------------------------    -------        -----      ------
S&P/LSTA LEVERAGED
LOAN INDEX                                  51.62       2.35
-------------------------  -------          -----      ------

Index returns began on June 30, 2007.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

JAMES T. ANDERSON, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.


ERIC S. MEYER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2007.


SUBADVISOR

QS Investors, LLC (QS Investors)


PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2007.


THOMAS PICCIOCHI, HEAD OF GLOBAL TACTICAL ASSET ALLOCATION MANAGEMENT AND IMPLEMENTATION, QS INVESTORS. Began managing the fund in 2007.


PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------
A C         1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, C and S shares and no minimum additional investment for Class A and Class S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions (dividend distributions are expected to be paid monthly and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

                                       4
                                                     DWS Floating Rate Plus Fund
                                    SUMMARY PROSPECTUS October 1, 2010 DFRPF-SUM